UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2012

RSC Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33485	22-1669012
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6929 E. Greenway Parkway, Suite 200 Scottsdale, Arizona		85254
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 905-3300

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 17, 2012, RSC Holdings Inc. issued a press release announcing its results for the first fiscal quarter ended March 31, 2012, entitled “RSC Reports 1Q12 Results.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 of this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by RSC Holdings Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

On April 17, 2012, RSC Holdings Inc. issued a press release announcing its results for the first fiscal quarter ended March 31, 2012, which included an update on the proposed merger between RSC Holdings Inc. and United Rentals, Inc. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is for informational purposes only and is not an offer to purchase nor a solicitation of an offer to sell securities. The solicitation and the offer to purchase shares of RSC Holdings common stock are made pursuant to a registration statement and joint proxy statement/prospectus forming a part thereof filed with the SEC. The registration statement and joint proxy statement/prospectus was filed with the SEC by United Rentals, Inc. on January 17, 2012, and has been subsequently amended and was declared effective on March 23, 2012. The proxy statement of RSC Holdings was filed with the SEC by RSC Holdings on March 23, 2012. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE VERSION OF THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS THAT HAS BEEN DECLARED EFFECTIVE AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

You will be able to obtain a free copy of the definitive version of the joint proxy statement/prospectus (when available), as well as other filings containing information about United Rentals, Inc. and RSC Holdings, at the SEC’s website at http://www.sec.gov. You will also be able to obtain these documents, free of charge by directing a request by mail or telephone to RSC Holdings Inc., Attn: Investor Relations, 6929 East Greenway Parkway, Suite 200, Scottsdale, AZ 85254, telephone: (480) 281-6956, or from our website, www.RSCrentals.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated April 17, 2012, entitled “RSC Reports 1Q12 Results”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSC Holdings Inc.

Dated: April 17, 2012	By:	/s/ Kevin J. Groman
Kevin J. Groman
Senior Vice President, General Counsel, and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated April 17, 2012, entitled “RSC Reports 1Q12 Results”